EXHIBIT (10)(ii)

                          H. IRWIN LEVY
                      100 CENTURY BOULEVARD
                  WEST PALM BEACH, FLORIDA 33417

                        September 16, 1997


nStor Technologies, Inc.
100 Century Boulevard
West Palm Beach, Florida 33417

Re:  $1,000,000.00 Revolving Credit Facility

Gentlemen:

This letter is intended to confirm and memorialize our understanding and agreement in connection with the referenced matter.

1. Upon and subject to the terms and conditions set forth in this letter, H. Irwin Levy ("Lender"), has agreed to lend to nStor Technologies, Inc.("Borrower"), and Borrower has agreed to borrow from Lender, up to the principal sum of U.S. $1,000,000.00 (the "Loan"). The proceeds of the Loan shall be advanced by Lender to Borrower on a revolving credit basis, with the understanding that the maximum principal amount which may, at any time, be outstanding in respect of the Loan shall in no event exceed the principal sum of $1,000,000.00. Within those limits, and subject to the other term and conditions set forth in this letter, Borrower may borrow, repay and re-borrow Loan proceeds from Lender in increments of $50,000.00 or multiples thereof.

     ANYTHING IN THE FOREGOING TO THE CONTRARY NOTWITHSTANDING, IT UNDERSTOOD AND AGREED:

     (A) THAT BORROWER SHALL BE REQUIRED, INITIALLY (i.e., WITHIN THREE [3] DAYS FOLLOWING THE DATE OF THE EXECUTION AND DELIVERY OF THE PROMISSORY NOTE REFERRED TO BELOW), TO BORROW A MINIMUM OF
$500,000.00 UNDER SUCH PROMISSORY NOTE; AND

     (B) THAT DURING THE FIRST SIXTY (60) DAYS OF THE TERM OF SUCH PROMISSORY NOTE, BORROWER SHALL BE PROHIBITED FROM MAKING ANY PAYMENT(S) OR PREPAYMENT(S) ON ACCOUNT OR IN RESPECT OF THE INDEBTEDNESS EVIDENCED THEREBY IF, AS A RESULT OF OR FOLLOWING ANY SUCH PAYMENT OR PREPAYMENT, THE OUTSTANDING PRINCIPAL BALANCE OF THE INDEBTEDNESS EVIDENCED BY SUCH PROMISSORY NOTE SHALL BE REDUCED TO AN AMOUNT WHICH IS LESS THAN FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00).

2. The Loan shall be evidenced by a promissory note (the "Note") bearing even date with this letter in the principal amount of $1,000,000.00, which Note shall be made, executed and delivered by

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Borrower to Lender simultaneously with the execution of this letter. As more particularly set forth in the Note, the outstanding principal balance of the Loan shall bear interest at a floating rate equal to the "Wall Street Journal Prime Rate" (as said term is defined in the Note) plus one and one-half percent (1.5%) per annum. Interest computed at that rate shall be payable monthly in arrears on the 1st day of each month during the term of the Loan, commencing on the 1st day of October, 1997. If not sooner repaid, the entire outstanding principal balance of the Loan, together with all accrued but unpaid interest thereon, shall be due and payable in full on the 1st day of March, 1998.

3. Anything in this letter, or in the Note, to the contrary notwithstanding, it is understood and agreed that Borrower shall have no right to receive, and Lender shall have no obligation to make, any advance of Loan proceeds hereunder and/or under the Note in the event that, and so long as:

     (a) any default or event of default under the Note or this Letter shall have occurred and shall then be continuing; or

     (b) any act, omission, event or circumstance which, with the passage of time or the giving of notice or both would constitute a default or event of default under the Note or this Letter, shall have occurred and shall then be continuing.

4. In order to induce Lender to make the Loan to Borrower, and as additional consideration to Lender in connection therewith, Borrower has agreed as follows:

     (a) Simultaneously with the execution and delivery of the Note, Borrower shall issue to Lender a warrant (the "50,000 Share Warrant") to purchase and acquire 50,000 shares of the common stock of Borrower for a purchase price of $2.35 per share. The 50,000 Share Warrant shall expire, if not sooner exercised, on the third anniversary of the date of the Note. The form, content, terms and provisions of the 50,000 Share Warrant shall be satisfactory to Lender, in Lender's reasonable discretion.

     (b) Unless (x) the indebtedness evidenced by the Note shall have theretofore been repaid in full, and (y) Borrower shall have theretofore agreed to terminate and relinquish any and all further rights to borrow funds from Lender under the revolving credit facility referred to above, then:

                 (i) on the 90th day following execution and delivery of the Note, Borrower shall issue to Lender a warrant (the "90 Day
Warrant") to purchase and acquire the following additional shares of the common stock of Borrower:

               (aa) if the outstanding principal balance of the indebtedness evidenced by the Note shall then be equal to or greater than $500,000.00, then the 90 Day Warrant shall grant to Lender the right to purchase and acquire 5,000 shares of the common

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stock of Borrower for a purchase price of $2.35 per share; or

               (bb) if the outstanding principal balance of the indebtedness evidenced by the Note shall then be less than $500,000.00, then the 90 Day Warrant shall grant to Lender the right to purchase and acquire 2,500 shares of the common stock of Borrower for a purchase price of $2.35 per share.

               The 90 Day Warrant shall expire, if not sooner exercised, on the third anniversary of the date of the Note; and

                (ii) on the 120th day following execution and delivery of the Note, Borrower shall issue to Lender a warrant (the "120 Day
Warrant") to purchase and acquire the following additional shares:

               (aa) if the outstanding principal balance of the indebtedness evidenced by the Note shall then be equal to or greater than $500,000.00, then the 120 Day Warrant shall grant to Lender the right to purchase and acquire 5,000 shares of the common stock of Borrower for a purchase price of $2.35 per share; or

               (bb) if the outstanding principal balance of the indebtedness evidenced by the Note shall then be less than $500,000.00, then the 120 Day Warrant shall grant to Lender the right to purchase and acquire 2,500 shares of the common stock of Borrower for a purchase price of $2.35 per share.

               The 120 Day Warrant shall expire, if not sooner exercised, on the third anniversary of the date of the Note; and

               (iii) on the 150th day following execution and delivery of the Note, Borrower shall issue to Lender a warrant (the "150 Day
Warrant") to purchase and acquire the following additional shares of the common stock of Borrower:

               (aa) if the outstanding principal balance of the indebtedness evidenced by the Note shall then be equal to or greater than $500,000.00, then the 150 Day Warrant shall grant to Lender the right to purchase and acquire 5,000 shares of the common stock of Borrower for a purchase price of $2.35 per share; or

               (bb) if the outstanding principal balance of the indebtedness evidenced by the Note shall then be less than $500,000.00, then the 150 Day Warrant shall grant to Lender the right to purchase and acquire 2,500 shares of the common stock of Borrower for a purchase price of $2.35 per share.

               The 150 Day Warrant shall expire, if not sooner exercised, on the third anniversary of the date of the Note; and

               (iv) on the 180th day following execution and delivery of the Note, Borrower shall issue to Lender a warrant (the "180 Day
Warrant") to purchase and acquire the following additional shares of the common stock of Borrower:

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               (aa) if the outstanding principal balance of the
indebtedness evidenced by the Note shall then be equal to or greater than $500,000.00, then the 180 Day Warrant shall grant to Lender the right to purchase and acquire 5,000 shares of the common stock of Borrower for a purchase price of $2.35 per share; or

               (bb) if the outstanding principal balance of the indebtedness evidenced by the Note shall then be less than $500,000.00, then the 180 Day Warrant shall grant to Lender the right to purchase and acquire 2,500 shares of the common stock of Borrower for a purchase price of $2.35 per share.

               The 180 Day Warrant shall expire, if not sooner exercised, on the third anniversary of the date of the Note.

     The form, content, terms and provisions of each of warrants referred to in this Subparagraph 4(b) shall be satisfactory to Lender, in Lender's reasonable discretion.

Kindly countersign this letter in the place designated below to acknowledge and confirm your agreement to the foregoing terms and conditions.

                    Very truly yours,

                    /s/ H. Irwin Levy






Confirmed, Acknowledged and Agreed:

nSTOR TECHNOLOGIES, INC.


By:   /s/ Mark F. Levy
     ___________, ____ President

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